EXHIBIT 32.01

Section 1350 Certification

In connection with this annual report of ML Transtrend DTP Enhanced FuturesAccess LLC (the “Company”) on Form 10-K for the year ended December 31, 2014 as filed with the Securities and Exchange Commission on the date hereof (this “Report”), I, Keith Glenfield, Chief Executive Officer, President and Manager of Merrill Lynch Alternative Investments, LLC the manager of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to the Sarbanes-Oxley Act of 2002, that:

1. This Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 20, 2015

By	/s/ KEITH GLENFIELD
Keith Glenfield
Chief Executive Officer, President and Manager
(Principal Executive Officer)